Form of
Subscription Agreement

Harris & Harris Group, Inc.
111 West 57th Street
New York, New York 10019

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with you as follows:

1. The subscription terms set forth herein (the “Subscription”) are made as of the date set forth below between Harris & Harris Group, Inc., a New York corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of up to 2,700,000 shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), for a purchase price of $6.15 per Share. The Investor acknowledges that the Company intends to enter into subscriptions in substantially the same form as this Subscription with certain other third-party investors and intends to offer and sell (the “Offering”) the Shares pursuant to the Registration Statement, the Disclosure Package and the Prospectus (as such terms are defined below). The Company may accept or reject this Subscription or any one or more other subscriptions with other investors in its sole discretion.

3. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor, such number of Shares as is set forth on the signature page hereto (the “Signature Page”) at the purchase price of $6.15 per Share. The Investor acknowledges that the offering is not a firm commitment underwriting and that there is no minimum offering amount.

4. The completion of the purchase and sale of the Shares shall occur at a closing (the “Closing”) that, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is expected to occur on or about June 20, 2008. At the Closing, (a) the Company shall cause its transfer agent to release to the Investor the number of Shares being purchased by the Investor (using customary book-entry procedures), and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by JPMorgan Chase Bank, N.A., as escrow agent, on behalf of the Investor, by wire transfer of immediately available funds to the Company. Physical certificates representing the Shares purchased by the Investor will not be issued to the Investor; instead, such Shares will be credited to the Investor using customary procedures for DWAC transfers through the facilities of The Depository Trust Company (“DTC”). The provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein.

5. The Company has filed or will file with the Securities and Exchange Commission (the “Commission”) (i) a Registration Statement on Form N-2 (File No. 333-138996), including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein (the “Registration Statement”) by the rules and regulations of the Commission (the “Rules and Regulations”) in conformity with the Securities Act of 1933, as amended (the “Securities Act”), including Rule 497 thereunder, (ii) a prospectus (the “Base Prospectus”), (iii) if necessary, a preliminary prospectus supplement related to the Offering (together with the Base Prospectus, the “Preliminary Prospectus”), and (iv) a final prospectus supplement related to the Offering (together with the Base Prospectus, the “Prospectus”). If the Company has filed one or more abbreviated registration statements to register additional shares of Common Stock pursuant to Rule 462(b) under the Rules and Regulations (each a “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall also be deemed to include any such Rule 462(b) Registration Statement. The Base Prospectus, any Preliminary Prospectus, and the pricing information contained in this Subscription are collectively the “Disclosure Package”. The Investor hereby confirms that it has had full access to the Disclosure Package, including the Company’s financial information incorporated by reference therein, and was able to read, review, download and print such materials.

6. The Company has entered into a Placement Agency Agreement (the “Placement Agreement”), dated June 16, 2008 with ThinkPanmure, LLC (the “Placement Agent”), which will act as the Company’s exclusive placement agent with respect to the Offering and receive a fee in connection with the sale of the Shares. The Placement Agreement contains certain representations and warranties of the Company. The Company acknowledges and agrees that the Investor may rely on the representations and warranties made by it to the Placement Agent in Section 2 of the Placement Agreement to the same extent as if such representations and warranties had been incorporated in full herein and made directly to the Investor. Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to such terms in the Placement Agreement.

7. The obligations of the Company and the Investor to complete the transactions contemplated by this Subscription shall be subject to the following:

a. The Company’s obligation to issue and sell the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (i) the acceptance by the Company of this Subscription (as may be indicated by the Company’s execution of the Signature Page hereto), (ii) the receipt by the Company of a wire transfer of the full purchase price for the Shares being purchased hereunder as set forth on the Signature Page and (iii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

b. The Investor’s obligation to purchase the Shares will be subject to the condition that the Placement Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to closing in the Placement Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the other investors of the Shares that they have agreed to purchase from the Company.

8. The Company hereby makes the following representations, warranties and covenants to the Investor:

a. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription and otherwise to carry out its obligations hereunder. The execution and delivery of this Subscription by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Company. This Subscription has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ and contracting parties’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

b. The Company will (i) before the opening of trading on the Nasdaq Global Market on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such filings and provide such notices as required by the Commission with respect to the transactions contemplated hereby. The Company will not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by law or the rules and regulations of any self-regulatory organization or governmental authority to which the Company or its securities are subject.

9. The Investor hereby makes the following representations, warranties and covenants to the Company:

a. The Investor represents that (i) it has had full access to the Disclosure Package, including the Company’s financial information incorporated by reference therein, prior to or in connection with its receipt of this Subscription, (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Shares, (iii) it is acquiring the Shares for its own account, or an account over which it has investment discretion, and does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares, and (iv) it is not an affiliate of the Company as that term is defined under Rule 501(b) of the Securities Act.

b. The Investor has the requisite power, authority and capacity to enter into this Subscription and to consummate the transactions contemplated hereby. The execution and delivery of this Subscription by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor. This Subscription has been executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ and contracting parties’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

c. The Investor understands that nothing in this Subscription or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

d. Neither the Investor nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, as of the date of this Subscription, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the time that the Investor was first contacted by the Placement Agent or the Company with respect to the transactions contemplated hereby. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including, without limitation, Short Sales) prior to the time that the transactions contemplated by this Subscription are publicly disclosed. The Investor agrees that it will not use any of the Shares acquired pursuant to this Subscription to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.

e. The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, FINRA member or an Associated Person (as such term is defined under FINRA Membership and Registration Rules Section 1011) as of the date hereof, and (iii) after giving effect to the Offering, neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, will acquire, or obtain the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company.

Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

f. The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

g. Neither the Investor nor, to the knowledge of the Investor, any Person controlling or controlled by the Investor, is a country, territory, individual or entity named on an Office of Foreign Assets Control (“OFAC”) list, or a person or entity prohibited under the programs administered by OFAC.

10. No offer by the Investor to buy Shares will be accepted and no part of the aggregate purchase price will be delivered to the Company until the Investor has received the Disclosure Package and the Company has accepted such offer by countersigning a copy of this Subscription, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or the Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. This Subscription will constitute only an indication of interest, involving no obligation or commitment of any kind, until the Disclosure Package has been delivered or made available to the Investor and this Subscription is accepted and countersigned by or on behalf of the Company.

11. The Company and the Investor hereby appoint JPMorgan Chase Bank, N.A. as the “Escrow Agent” under this Subscription to serve from the date hereof until the Closing. The Investor and the Company hereby irrevocably authorize the Escrow Agent to take all actions, to make all decisions and to exercise all powers and remedies on its behalf under the provisions of this Subscription, including without limitation all such actions, decisions and powers as are reasonably incidental thereto.

12. Notwithstanding any investigation made by any party to this Subscription, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Subscription, the delivery to the Investor of the Shares being purchased and the payment therefor.

13. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by a nationally recognized overnight courier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

If to the Company, to:

Harris & Harris Group, Inc.
111 West 57th Street
New York, New York 10019
Attention: General Counsel
Facsimile No.: 212-582-9563

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention: Richard T. Prins, Esq.
Facsimile No.: 212-735-2000

If to the Investor, at its address set forth on the Signature Page, or to such other address or addresses as hereafter shall be designated in writing by the applicable party to the other party hereto.

14. This Subscription may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

15. In case any provision contained in this Subscription should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

16. This Subscription will be governed by, and construed in accordance with, the laws of the State of New York.

17. This Subscription may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

18. The Investor acknowledges and agrees that the Investor’s receipt of the Company’s counterpart to this Subscription shall constitute written confirmation of the Company’s sale of Shares to such Investor.

19. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Subscription shall terminate without any further action on the part of the parties hereto.

INVESTOR SIGNATURE PAGE

Number of Shares:

Purchase Price Per Share: $

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: June 16, 2008

INVESTOR

By:
Print Name:
Title:
Name in which Shares are to be registered: ____________________________
Mailing Address:  ____________________________
____________________________
____________________________
Taxpayer Identification Number: _________________________
Manner of Settlement: DWAC

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)

DTC Participant Number

Name of Account at DTC Participant being credited with the Shares

Account Number at DTC Participant being credited with the Shares

Agreed and Accepted this 16th day of June 2008:

HARRIS & HARRIS GROUP, INC.

By:
Title:

EXHIBIT A

INSTRUCTION SHEET FOR INVESTOR - PRICING
(to be read in conjunction with the entire Subscription)

INSTRUCTION SHEET FOR INVESTOR - CLOSING
(to be read in conjunction with the entire Subscription)